Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Marcus Chapman, Vice President, Finance and Principal Financial and Accounting Officer of Seres Therapeutics, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)

The Annual Report on Form 10-K of the Company for the period ended December 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 2, 2021	/s/ Marcus Chapman
Marcus Chapman
Senior Vice President, Finance and Principal Financial and Accounting Officer (Principal Financial Officer)